Exhibit 99.1

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”) is made and entered into as of August 1, 2026, by and between Supernus Pharmaceuticals, Inc., a Delaware corporation (“Supernus”) and the undersigned stockholder (the “Stockholder”) of Indivior Pharmaceuticals, Inc., a Delaware corporation (“Indivior”).

WITNESSETH:

WHEREAS, contemporaneously with the execution of this Agreement, Supernus, Indivior and Artemis Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Indivior (“Merger Sub”) are entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”);

WHEREAS, pursuant to the Merger Agreement, Merger Sub will merge with and into Supernus (the “Merger”) with Supernus continuing as the surviving corporation and a wholly owned Subsidiary of Indivior;

WHEREAS, pursuant to the Merger, all outstanding shares of capital stock of Supernus will be converted into the right to receive the consideration set forth in Section 2.8 of the Merger Agreement, subject to and conditioned upon the terms and conditions therein;

WHEREAS, as of the date hereof, the Stockholder is the beneficial owner (as defined below) of Indivior Shares as set forth on Schedule A hereto; and

WHEREAS, as a condition and inducement to the willingness of Supernus and Indivior to enter into the Merger Agreement, the Stockholder (in the Stockholder’s capacity as such) has agreed to enter into this Agreement.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1. Certain Definitions. All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

(a) “beneficial ownership” (and related terms such as “beneficially owned” or “beneficial owner”) shall have the meaning set forth in Rule 13d-3 under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such rule (in each case, irrespective of whether or not such rule is actually applicable in such circumstance).

(b) “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article 8 thereof, (ii) such date and time of any material modification, waiver or amendment to any provision of the Merger Agreement without the Stockholder’s consent that reduces the amount or changes the form of the Special Dividend payable to the Stockholder pursuant to the

Merger Agreement as in effect on the date hereof (iii) the Effective Time; provided that the termination hereof shall not relieve the Stockholder of any liability arising out of any breach hereof, (iv) the time that the Indivior Stockholder Approval has been obtained, and (v) a Indivior Adverse Recommendation Change effected in compliance with Section 6.4 of the Merger Agreement.

(c) “Shares” shall mean (i) all shares of capital stock of Indivior (including the Supernus Shares) beneficially owned by the Stockholder or the Stockholder’s Affiliates as of the date hereof and (ii) all additional shares of capital stock of Indivior (including the Indivior Shares) which the Stockholder or the Stockholder’s Affiliates acquires beneficial ownership of during the period from the date of this Agreement through the Expiration Date (including by way of exercise of any convertible or derivative security (including any Indivior PSU, Indivior RSU, Supernus ESPP Purchase Right, stock dividend or distribution, split-up, recapitalization, combination, exchange of shares and the like).

(d) “Transfer” A Person shall be deemed to have effected a “Transfer” of a Share if such Person directly or indirectly (i) offers, sells, pledges, encumbers, hypothecates, assigns, loans, grants an option with respect to (or otherwise enters into a hedging arrangement with respect to), transfers, tenders or disposes (by merger, by testamentary disposition, by operation of law or otherwise) of such Share or any interest in or right to such Share, (ii) deposits any Share into a voting trust or enters into a voting agreement or arrangement or grants any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, or (iii) agrees or commits (whether or not in writing) to take any of the actions referred to in the foregoing clause (i) or (ii).

2. Transfer.

(a) The Stockholder agrees that from the date hereof until the Expiration Date, the Stockholder shall not Transfer (or cause, permit or commit to the Transfer of) any of the Shares, or enter into any agreement relating thereto. Any Transfer (other than a Permitted Transfer), or purported Transfer (other than a Permitted Transfer), of Shares in breach or violation of this Agreement shall be void and of no force or effect.

(b) Section 2(a) shall not prohibit a Transfer of Shares by the Stockholder (a) if the Stockholder is an individual, (i) to any member of the Stockholder’s immediate family, or to a trust for the benefit of the Stockholder or any member of the Stockholder’s immediate family, or otherwise for estate planning purposes, or (ii) by will or under the laws of intestacy upon the death of the Stockholder; (b) to Affiliates of the Stockholder; (c) to any custodian or nominee for the purpose of holding such Shares for the account of the Stockholder or the Stockholder’s Affiliates; (d) if such Transfers or dispositions do not involve a change in beneficial ownership; (e) if the Stockholder is a trust, to any beneficiary of the Stockholder or the estate of any such beneficiary; (f) to Supernus to cover tax withholding obligations of the Stockholder in connection with any option exercise or the vesting of any restricted stock or restricted stock unit award, provided that the underlying Shares shall continue to be subject to the restrictions on transfer set forth in this Agreement; or (g) with Indivior’s prior written consent; provided, however, that a Transfer referred to in clauses (a), (b), (d), and (e) of this sentence shall be permitted only if (as a precondition to such Transfer) the transferee agrees in writing to be bound by all of the terms of this Agreement applicable to the Stockholder (clauses (a) through (g), as qualified by the proviso herein, each referred to as “Permitted Transfers”).

3. Agreement to Vote Shares.

(a) From the date hereof until the earlier of (x) the receipt of the Indivior Stockholder Approval and (y) the Expiration Date, at every meeting of the Indivior Stockholders, and at every adjournment or postponement thereof, and on every action or approval by written consent of the Indivior Stockholders, the Stockholder (in the Stockholder’s capacity as such) agrees, unconditionally and irrevocably, to appear at each such meeting or otherwise cause all Shares to be counted as present thereat for purposes of calculating a quorum and to vote, or to cause the holder of record on any applicable record date to vote, all Shares that are then-owned by the Stockholder and entitled to vote or act by written consent:

(i) in favor of (A) Indivior Share Issuance, and (B) each of the transactions contemplated by the Merger Agreement;

(ii) against approval of any proposal made in opposition to, in competition with, or inconsistent with, the Merger Agreement or the Merger or any of the transactions contemplated thereby;

(iii) against any action that is intended to, or would reasonably be expected to materially, impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated thereby, including against any Acquisition Proposal;

(iv) in favor of any proposal to adjourn or postpone any Indivior Stockholders’ Meeting to a later date if there are not sufficient votes for the approval of the Indivior Share Issuance on the date on which such meeting is held to the extent permitted or required pursuant to Section 6.3 of the Merger Agreement; and

(v) in favor of any other matter necessary or appropriate to effect the consummation of the transactions contemplated by the Merger Agreement, including the Indivior Share Issuance.

(b) From the date hereof until the earlier of (x) the receipt of the Indivior Stockholder Approval and (y) the Expiration Date, the Stockholder shall retain at all times the right to vote the Stockholder’s Shares in the Stockholder’s sole discretion and without any other limitation on any matters other than those set forth in Section 3(a) above, that are at any time or from time to time presented for consideration to the Supernus Stockholders generally.

(c) The Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 3.

4. Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit or restrict the Stockholder, or a designee of the Stockholder, who is a director or officer of Indivior from acting in such capacity or fulfilling the obligations of such office, including by voting, in the Stockholder’s capacity as a director of Indivior, in the Stockholder’s, or the Stockholder’s designee’s, sole discretion on any matter (it being understood that this Agreement shall apply to the Stockholder solely in the Stockholder’s capacity as a Indivior Stockholder). In this regard, the Stockholder shall not be deemed to make any agreement or understanding in this Agreement in Stockholder’s capacity as a director or officer of Supernus.

5. Certain Other Actions. The Stockholder hereby agrees not to commence or participate in as a class member or named plaintiff, and to take all actions necessary to opt out of any class in any class action with respect to, any legal action, derivative or otherwise, against Indivior, Supernus or any of their respective Subsidiaries or successors: (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Closing) or (b) to the fullest extent permitted under applicable Law, alleging a breach of any duty of the Supernus Board or Indivior Board in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby.

6. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Supernus as follows:

(a) Power; Organization; Binding Agreement. The Stockholder has full power and authority (or capacity, if the Stockholder is a natural person) to execute and deliver this Agreement, to perform the Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. If the Stockholder is not a natural person, the Stockholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation (except to the extent the “good standing” concept is not applicable in any relevant jurisdiction). This Agreement has been duly executed and delivered by the Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Supernus, constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or moratorium Laws, other similar Laws affecting creditors’ rights or general principles of equity affecting the availability of specific performance and other equitable remedies.

(b) No Conflicts. None of the execution and delivery by the Stockholder of this Agreement, the performance by the Stockholder of the Stockholder’s obligations hereunder or the consummation by the Stockholder of the transactions contemplated hereby will (i) result in a violation or breach of any agreement to which the Stockholder is a party or by which the Stockholder may be bound, including any voting agreement or voting trust, (ii) violate any Law or order applicable to the Stockholder or (iii) if the Stockholder is not a natural person, violate the constituent or organizational document of the Stockholder, except, in each case, as would not prevent or materially delay the Stockholder from performing the Stockholder’s obligations under this Agreement.

(c) Ownership of Shares. The Stockholder (i) is the sole beneficial owner of the Indivior capital stock and equity awards set forth on Schedule A hereto, all of which are free and clear of any Lien (except any Permitted Lien) and (ii) except as set forth on Schedule A hereto, does not own, beneficially or otherwise, any voting securities of Indivior.

(d) Voting Power. The Stockholder has sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth herein, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Indivior Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and arising under the terms of this Agreement.

(e) No Finder’s Fees. No broker, investment banker, financial advisor, finder, agent or other Person is entitled to any broker’s, finder’s, financial adviser’s or other similar fee or commission in connection with this Agreement based upon arrangements made by or on behalf of the Stockholder in the Stockholder’s capacity as such.

(f) Legal Proceedings. As of the date of this Agreement, there is no Action pending or, to the knowledge of the Stockholder, threatened against the Stockholder or any of the Stockholder’s properties or assets (whether tangible or intangible) or, if the Stockholder is an entity, any of the Stockholder’s officers or directors (in their capacities as such), arising out of or relating to: (i) the Stockholder’s beneficial ownership of the Indivior capital stock or any right to acquire the same, (ii) the Stockholder’s capacity as a Indivior Stockholder or (iii) any other Contract between the Stockholder (or any of its Affiliates) and Indivior (or any of its Affiliates), nor to the knowledge of the Stockholder is there any reasonable basis therefor that would reasonably be expected to impair the ability of the Stockholder to perform the Stockholder’s obligations hereunder.

(g) Reliance by Supernus. The Stockholder understands and acknowledges that Supernus is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.

7. Representations and Warranties of Supernus. Supernus hereby represents and warrants to the Stockholder as follows:

(a) Power; Organization; Binding Agreement. Supernus has full corporate power and authority to execute and deliver this Agreement, to perform Supernus’s obligations hereunder and to consummate the transactions contemplated hereby. Supernus is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. This Agreement has been duly executed and delivered by Supernus, and, assuming this Agreement constitutes a valid and binding obligation of the Stockholder, constitutes a valid and binding obligation of Supernus, enforceable against Supernus in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or moratorium Laws, other similar Laws affecting creditors’ rights or general principles of equity affecting the availability of specific performance and other equitable remedies.

(b) No Conflicts. None of the execution and delivery by Supernus of this Agreement, the performance by Supernus of its obligations hereunder or the consummation by Supernus of the transactions contemplated hereby will (i) result in a violation or breach of any agreement to which Supernus is a party or by which Supernus may be bound, including any voting agreement or voting trust, (ii) violate any Law or order applicable to Supernus or (iii) violate the constituent or organizational document of Supernus, except, in each case, as would not prevent or materially delay Supernus from performing Supernus’ obligations under this Agreement.

8. Disclosure. The Stockholder shall permit Supernus and Indivior to disclose in all documents and schedules filed with the SEC (including the Joint Proxy Statement and Registration Statement) that Supernus and Indivior, as applicable, reasonably determines to be necessary in connection with the Merger and the transactions contemplated by the Merger Agreement, the Stockholder’s identity and ownership of Shares and the nature of the Stockholder’s commitments, arrangements and understandings under this Agreement. The Stockholder shall as promptly as practicable to notify Indivior and Supernus of any required corrections with respect to any written information supplied by the Stockholder specifically for use in any such disclosure document.

9. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Supernus any direct or indirect ownership or incidence of ownership of or with respect to any Indivior Shares. Except as provided in this Agreement, all rights, ownership and economic benefits relating to the Indivior Shares shall remain vested in and belong to the Stockholder.

10. Further Assurances. Subject to the terms and conditions of this Agreement, upon the reasonable request of Supernus, the Stockholder shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill such Stockholder’s obligations under this Agreement.

11. Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, in furtherance of this Agreement, the Stockholder hereby authorizes Indivior or its counsel to notify Indivior’s transfer agent that there is a stop transfer order with respect to all of the Indivior Shares of the Stockholder (and that this Agreement places limits on the voting and transfer of such Indivior Shares).

12. Termination. This Agreement, and all rights and obligations of the parties hereunder and thereunder, shall terminate and shall have no further force or effect as of the Expiration Date. Notwithstanding the foregoing, nothing set forth in this Section 12 or elsewhere in this Agreement shall relieve either party hereto from liability, or otherwise limit the liability of either party hereto, for any willful breach of this Agreement prior to the Expiration Date, provided that in no event shall the Stockholder’s monetary damages exceed the aggregate value of the Indivior Shares subject to this Agreement, calculated as the number of such Indivior Shares multiplied by $38.85. This Section 12 and Sections 1, 4, and 13 shall survive the Expiration Date.

13. Miscellaneous.

(a) Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which will remain in full force and effect. In the event any Governmental Body of competent jurisdiction holds any provision of this Agreement to be null, void or unenforceable, the parties hereto shall negotiate in good faith and execute and deliver an amendment to this Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the original intent of the parties hereto with respect to such provision.

(b) Survival of Representations and Warranties. Except for the provisions that survive pursuant to Section 12, all representations, warranties, covenants and agreements in this Agreement, and all rights and remedies with respect thereto, shall not survive the Expiration Date.

(c) Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties (whether by operation of law or otherwise) without prior written consent of the other.

(d) Amendments; Waiver. This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

(e) Specific Performance; Injunctive Relief. The parties hereto acknowledge that Indivior shall be irreparably harmed and that there shall be no adequate remedy at law for a breach of any of the covenants or agreements of the Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Supernus upon any such breach (or threatened breach), Supernus shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Supernus at law or in equity.

(f) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) when personally delivered, (ii) the day following the day (except if not a Business Day then the next Business Day) on which the same has been delivered prepaid to a reputable national overnight air courier service for overnight delivery, (iii) the third (3rd) Business Day following the day on which the same is sent by certified or registered mail, postage prepaid or (iv) when sent by electronic mail, provided that the sender does not receive a written notification of delivery failure. Notices, demands and other communications, in each case to the respective parties, shall be sent to the applicable address set forth below, unless another address has been previously specified in writing:

Notices to Supernus:

Supernus Pharmaceuticals, Inc.

9710 Medical Center Drive, Suite 200

Rockville, MD 20850

Attention: [•]

Email: [•]

with copies (which shall not constitute notice) to:

Saul Ewing LLP

1800 M Street NW

Suite 1000N

Washington, DC 20036

Attention: Mark I. Gruhin

Email: Mark.Gruhin@saul.com

Notices to the Stockholder:

Indivior Pharmaceuticals Inc.

10710 Midlothian Turnpike, Suite 125

North Chesterfield, VA 23235

Attention: [•]

Email: [•]

(g) No Waiver.

(i) No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy, and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

(ii) No party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party, and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

(h) No Third-Party Beneficiaries. This Agreement is not intended to confer and does not confer upon any Person other than the parties hereto any rights or remedies hereunder.

(i) Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware without regard to any conflict of Laws principles of the State of Delaware or any other jurisdiction that would call for the application of the substantive Laws of any jurisdiction other than the State of Delaware.

(j) Submission to Jurisdiction. The parties agree that the Forum for any disputes among any of the parties arising out of or related to this Agreement or the transactions contemplated by this Agreement shall be the Court of Chancery in the State of Delaware, except where such court lacks subject matter jurisdiction. In such event, the Forum shall be the United States District Court for the District of Delaware or, in the event such federal district court lacks subject matter jurisdiction, then the Superior Court in the State of Delaware. The parties irrevocably submit to the jurisdiction of such courts solely in respect of any disputes between them arising out of or related to this Agreement or the transactions contemplated by this Agreement. The parties further agree that no party shall bring suit with respect to any disputes arising out of or related to this Agreement or the transactions contemplated by this Agreement in any court or jurisdiction other than the above specified courts. Notwithstanding the foregoing, nothing in this Section 13(j) shall limit the rights of any party to obtain execution of a judgment of any of the above specified courts in any other jurisdiction outside of those specified in this Section 13, and the parties further agree, to the extent permitted by Law, that a final and non-appealable judgment against any party in any action, suit or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the U.S. by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and amount of such judgment.

(k) Waiver of Jury Trial. The parties hereto irrevocably waive any and all right to trial by jury in any legal proceeding arising out of or relating to this agreement.

(l) Rules of Construction. The parties hereto hereby waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(m) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes all other prior agreements and understandings, both written and oral, among or between any of the parties hereto with respect to the subject matter hereof and thereof.

(n) Interpretation.

(i) Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.”

(ii) The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties hereto and shall not in any way affect or be deemed to affect the meaning or interpretation of this Agreement.

(o) Expenses. All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses.

(p) Counterparts. This Agreement may be executed in several counterparts (including counterparts delivered by electronic transmission in .pdf format or by electronic signature complying with the federal ESIGN Act of 2000 or the Delaware Uniform Electronic Transactions Act, such as via DocuSign or a comparable platform), each of which shall be deemed an original and all of which shall constitute one and the same instrument. Any electronic signature shall be deemed an original signature for all purposes and shall have the same force and effect as a manually executed signature, and each party consents to the use of electronic signatures and to conducting this transaction by electronic means.

(q) No Agreement Until Executed. Irrespective of negotiations between the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding among the parties hereto unless and until (a) each of the Indivior Board and Supernus Board, as applicable, has approved, for purposes of any applicable anti-takeover laws and regulations, the transactions contemplated by the Merger Agreement, (b) the Merger Agreement is executed by all parties thereto, and (c) this Agreement is executed by each party hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first above written.

Supernus Pharmaceuticals, Inc.

By:
Name:
Title:

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first above written.

STOCKHOLDER:

[Name]

[Signature Page to Voting Agreement]

SCHEDULE A

INDIVIOR SHARES, INDIVIOR PSUS, INDIVIOR RSUS AND INDIVIOR ESPP PURCHASE RIGHTS

Stockholder	Indivior Shares	Indivior Shares underlying Indivior PSUs	Indivior Shares underlying Indivior RSUs	Indivior Shares underlying Indivior ESPP Purchase Rights	Total Shares

[Schedule A to Voting Agreement]